FORBEARANCE AND MODIFICATION AGREEMENT

THIS FORBEARANCE AND MODIFICATION AGREEMENT (this “Agreement”) is made and entered into as of the 17th day of July 2009 (the “Effective Date”), by and among NNN CHASE TOWER, LLC, a Delaware limited liability company, NNN CHASE TOWER MEMBER, LLC, a Delaware limited liability company, NNN OF8 CHASE TOWER, LLC, a Delaware limited liability company, NNN OF8 CHASE TOWER MEMBER, LLC, a Delaware limited liability company, NNN-ERG CHASE TOWER GP I, LLC, a Delaware limited liability company, and ERG CHASE TOWER LIMITED I, LP, a Texas limited partnership (collectively, “Initial Borrower”), NNN VF Chase Tower, LLC, a Delaware limited liability company, and NNN VF Chase Tower Member, LLC, a Delaware limited liability company (collectively, “Additional Borrower”, and together with the Initial Borrower, collectively, the “Borrower”), Grubb & Ellis Realty Investors, LLC (formerly known as Triple Net Properties, LLC), a Virginia limited liability company (“Grubb”), NNN Opportunity Fund VIII, LLC, a Delaware limited liability company (“Opportunity Fund”), Andrew Pastor, Jeffrey S. Newberg, Kirk A. Rudy, Christopher T. Ellis, David L. Roche, and Arnold B. Miller (collectively, the “Individual Guarantors”, and together with Triple Net and Opportunity Fund, the “Initial Guarantors”), NNN 2003 Value Fund, LLC, a Delaware limited liability company (the “New Guarantor”; and together with the Initial Guarantors, collectively, the “Guarantors”) and TRANSWESTERN MEZZANINE REALTY PARTNERS II, LLC, a Delaware limited liability company (“Lender”).

1. RECITALS.

1.1 Initial Borrower and Lender entered into that certain Mezzanine Loan Agreement, dated as of June 20, 2006 (the “Initial Loan Agreement”). The Initial Loan Agreement was amended by that certain Consent and Assumption Agreement and First Amendment to Loan Documents, dated as of July 3, 2006, between Borrower and Lender (the “Consent and Assumption Amendment”). The Initial Loan Agreement and the Consent Assumption Amendment, as the same may be amended, are collectively referred to herein as the “Loan Agreement”.

1.2 The Loan is evidenced by, among other things, that certain Promissory Note (Mezzanine Loan), dated June 20, 2006, made by Initial Borrower in favor of Lender in the initial principal amount of $11,000,000 (as further defined in the Loan Agreement, the “Note”).

1.3 Grubb and Opportunity Fund executed and delivered to Lender that certain Limited Guaranty (Recourse Obligations), dated as of June 20, 2006 (the “Entity Guaranty”). Individual Guarantors executed and delivered to Lender that certain Limited Guaranty (Recourse Obligations), dated as of June 20, 2006 (the “Individual Guaranty”). New Guarantor executed and delivered to Lender that certain Limited Guaranty (Recourse Obligations), dated as of July 3, 2006 (the “Value Fund Guaranty”; and together with the Entity Guaranty and the Individual Guaranty, each a “Guaranty” and collectively the “Guaranties”).

1.4 Borrower acknowledges and agrees that one or more Events of Default (as defined in the Loan Agreement) have occurred and are continuing.

1.5 Borrower has requested that Lender forbear from exercising any or all of its rights and remedies available, or to become available, to Lender under the Loan Agreement and the “Loan Documents” (as defined in the Loan Agreement) as a result of the Existing Defaults (as defined below).

1.6 Lender is willing to temporarily forbear from exercising its rights and remedies under the Loan Agreement and the other Loan Documents with respect to the Existing Defaults on the terms and conditions set forth in this Agreement.

2. DEFINITIONS.

Capitalized words and terms used in this Agreement that are not otherwise defined herein shall have the respective meanings set forth in the Loan Agreement. In addition, the following words and terms shall have the meanings set forth below:

“Approved Forbearance Period Lease” shall mean any new Lease or amendment or modification of any Lease and tenant improvement costs and leasing commissions to be paid in connection therewith approved by Lender pursuant to Section 6.10 of the Loan Agreement during the Forbearance Period; provided, however, if Lender has neither provided nor denied its written consent to the proposed new Lease or amendment or modification of any Lease within ten (10) Business Days after the date of Borrower’s submission, then such proposed new Lease or amendment or modification of any Lease shall be deemed an Approved Forbearance Period Lease.

“Excess Cash Flow” shall have the meaning set forth in Section 5.3.

"Existing Defaults” shall have the meaning set forth in Section 3.1.

“Exit Fee” shall mean a percentage of the outstanding principal amount of the Loan Balance (as defined in the Note) being paid to Lender, calculated as follows: (i) 0%, if received by Lender prior to or on December 31, 2009, (ii) three percent (3%), if received by Lender on or after January 1, 2010 but prior to April 1, 2010, and (iii) five percent (5%), if received by Lender on or after April 1, 2010; provided however, in the event a Termination Event shall have occurred and be continuing, the Exit Fee shall mean five percent (5%).

"Expiration Date” shall have the meaning set forth in Section 6.1.

“Forbearance Covenant” shall have the meaning set forth in Section 6.1.

“Forbearance Period” shall mean the period of time from the Effective Date to the Expiration Date.

"Gross Revenue” shall mean all revenue, derived from the ownership and operation of the Property from whatever source, including, but not limited to, Rents, but excluding sales, use and occupancy or other taxes on receipts required to be accounted for by Real Property Owner to any Governmental Authority, non recurring revenues as determined by Lender, proceeds from the sale or refinancing of the Property, security deposits (except to the extent determined by Lender to be properly utilized to offset a loss of Rent), refunds and uncollectible accounts, proceeds of casualty insurance and Awards (other than business interruption or other loss of income insurance related to business interruption or loss of income for the period in question), and any disbursements to Real Estate Owner from the Reserve Funds (as defined in the Senior Loan Agreement) or any other fund established by the Senior Loan Documents, but excluding proceeds from Interim Triggering Events and Final Triggering Events.

"Remedies” shall mean the rights and remedies available to Lender under the Loan Agreement, the Loan Documents, or at law or in equity, as the result of the occurrence of an Event of Default.

"Rents” shall mean all rents, moneys payable as damages or in lieu of rent, revenues, deposits (including, without limitation, security, utility and other deposits), accounts, cash, issues, profits, charges for services rendered, and other consideration of whatever form or nature received by or paid to or for the account of or benefit of Real Estate Owner or its agents or employees from any and all sources arising from or attributable to the Property.

“Reserves” shall mean $100,000, which shall be deducted from the Gross Revenue attributable to July 2009, which Borrower shall cause Real Property Owner to hold in reserve and apply in accordance with the Senior Loan Agreement and Loan Documents (including this Agreement).

"Termination Event” shall have the meaning set forth in Section 6.2.

3. CONFIRMATION OF EVENTS OF DEFAULT.

3.1 Borrower and each Guarantor acknowledge that the following Events of Default exist under the Loan Agreement and/or the Loan Documents (the “Existing Defaults”): Borrower’s failure to pay to Lender on the Maturity Date (i.e. June 30, 2009) the outstanding principal balance of the Loan, any and all accrued and unpaid interest and any and all other amounts related thereto due under the Loan Agreement and under the Note, the Pledge Agreements and the other Loan Documents. Notwithstanding anything to the contrary contained in the Loan Documents, including but not limited to Section 2 of the Note, Borrower and each Guarantor acknowledge and agree that Borrower failed to satisfy the conditions set forth in Section 2 of the Note to extend the Maturity Date and consequently has no further rights to extend the Maturity Date.

4.	ACKNOWLEDGMENTS, AGREEMENTS, REPRESENTATIONS AND WARRANTIES.

Borrower and each Guarantor hereby represent, warrant, acknowledge, covenant and agree to, with and for the benefit of Lender as follows:

4.1 The representations and warranties of the Borrower and each Guarantor contained in the Loan Documents are true and correct in all material respects as of the date hereof with the same effect as though made on the date hereof.

4.2 Except for the Existing Defaults, no Event of Default has occurred and is continuing and, to the best of Borrower’s knowledge, no event has occurred which, but for the giving of notice or passage of time, or both, would be an Event of Default.

4.3 The representations and warranties of the Real Estate Owner contained in the Senior Loan Documents (as the same may have been amended heretofore) are true and correct in all material respects as of the date hereof with the same effect as though made on the date hereof.

4.4 No Event of Default (as defined in the Senior Loan Agreement) has occurred and is continuing and, to the best of Borrower’s knowledge, no event has occurred under any of the Senior Loan Documents which, but for the giving of notice or the passage of time, or both, would constitute an Event of Default (as defined in the Senior Loan Agreement).

4.5 Borrower and each Guarantor have full power and authority to execute and deliver this Agreement, and have taken all necessary limited liability company or partnership action to authorize the execution, delivery and performance of this Agreement, and no authorization, approval or other action by, and no notice to or filing with, any person is required for the due execution, delivery and performance by Borrower or each Guarantor of this Agreement.

4.6 This Agreement, the Loan Agreement, and the other Loan Documents, constitute the legal, valid and binding obligations of Borrower and each Guarantor, enforceable against Borrower and each Guarantor in accordance with the terms hereof, subject only to applicable bankruptcy, insolvency and similar laws affecting rights of creditors generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

4.7 The Senior Loan Documents (as the same may have been heretofore amended) constitute the legal, valid and binding obligations of Real Estate Owner and each party a guarantor thereto (each a “Senior Guarantor”), enforceable against Real Estate Owner and each Senior Guarantor in accordance with the terms hereof, subject only to applicable bankruptcy, insolvency and similar laws affecting rights of creditors generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

4.8 The execution, delivery and performance of this Agreement by Lender shall not be deemed or construed to be a satisfaction, restatement, novation, or release of the Loan Agreement or of any of the Loan Documents or of any of Borrower’s obligations thereunder (the “Obligations”). The execution, delivery and performance of this Agreement by Lender shall not be deemed or construed as a waiver by Lender of any of the Remedies. Neither the execution, delivery and performance of this Agreement by Lender nor any actions taken or not taken by Lender prior to the execution of this Agreement or pursuant hereto or under the Loan Agreement or any of the Loan Documents shall be deemed or construed as a waiver by Lender of any of the Existing Defaults or as a cure of any of the Existing Defaults; and, except as otherwise expressly provided in this Agreement, Lender reserves all of its Remedies in connection with such Existing Defaults.

4.9 Neither Borrower nor any Guarantor has any and each of Borrower and each Guarantor hereby expressly waives any existing defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Agreement, the Loan Documents or the Obligations, or with respect to any other documents or instruments now or heretofore evidencing, securing or in any way relating to any of Obligations or the Loan Agreement or the Loan Documents, or with respect to the administration or funding of any of the Obligations.

4.10 Borrower and each Guarantor hereby reaffirm and ratify all of their respective Obligations under the Loan Agreement and the Loan Documents and hereby further reaffirm and ratify that the Obligations are secured by all of the Security in each case subject to the terms and conditions of this Agreement.

4.11 Senior Loan Reserves. Remaining amounts in each of the Debt Service Subfacility, the Leasing Costs Subfacility, the Contingency Subfacility, the Leasing and Improvement Reserve, the Required Repair Funds, the Tax Funds, and the Lease Termination Rollover Funds (each as defined in the Senior Loan Agreement) remain available to Real Estate Owner under the Senior Loan Documents, and the available balance for each is set forth on Schedule 4.11 attached hereto. Senior Lender has not exercised any right it may have under Section 11.29 of the Senior Loan Agreement.

4.12 Security Deposits. A schedule which is true, correct and complete in all material respects as of the Effective Date of all security deposits referenced in Section 4.2 of the Loan Agreement is set forth on Schedule 4.12 attached hereto. With respect to any Lease which expired or was terminated while Real Estate Owner owned the Property and prior to the Effective Date, Real Estate Owner has returned the Security Deposit to such Tenant.

4.13 Senior Loan Extension. Real Estate Owner has exercised its right and fully satisfied all conditions precedent in the Senior Loan Documents to extend the maturity date of the Senior Loan to June 30, 2010, and Senior Lender has extended the maturity date of the Senior Loan to June 30, 2010, and such extension has not been revoked or rescinded.

Lender hereby represents, warrants, and acknowledges to and for the benefit of Borrower that Lender has full power and authority to execute and deliver this Agreement, and has taken all necessary limited liability company action to authorize the execution, delivery and performance of this Agreement, and no authorization, approval or other action by, and no notice to or filing with, any person is required for the due execution, delivery and performance by Lender of this Agreement.

5. COVENANTS AND AGREEMENTS.

5.1 Borrower shall cause each of the following to occur on or prior to the Effective Date:

(a)	Evidence of Senior Loan Extension. Borrower shall provide evidence reasonably satisfactory to Lender that the extension of the Senior Loan as described in Section 4.13 hereof has occurred.

(b)	Partial Principal Payment. Borrower shall make a partial principal payment of the Loan to Lender in the amount of $250,000 without payment of any prepayment premium.

5.2 Borrower shall cause each of the following to occur:

(a)	Expenses. Upon demand Borrower shall immediately pay all of Lender’s reasonable out-of-pocket costs and expenses incurred in connection with the administration and/or enforcement of this Agreement, including but not limited to all reasonable attorneys’ fees.

5.3 Borrower, each Guarantor and Lender covenant and agree that from and after the Effective Date:

(a)	Interest Rate; Default Late Charges. Monthly installments of Interest (as defined in the Note) based on the Interest Rate (as defined in the Note) shall continue to be due and payable on the first day of each month. No Default Late Charges (as defined in the Note) shall be payable until the earlier of the Expiration Date or a Termination Event, at which time Default Late Charges, if any, shall be payable as set forth in the Loan Documents for the period from and after the Expiration Date or Termination Event.

(b)	Excess Cash Flow. On the fifteenth day of each month commencing on August 15, 2009 and on the fifteenth day of each succeeding month until the Expiration Date, so long as Lender has not established a lockbox account, Borrower shall: (i) pay to Lender monthly installments in the amount of fifty percent (50%) of Excess Cash Flow (or 100% of Excess Cash Flow in the event the Senior Loan is paid in full), if any attributable to the immediately preceding month, which Lender shall apply to outstanding balance of the Loan upon receipt, and (ii) submit a written statement to Lender of Excess Cash Flow for the immediately preceding month (“Excess Cash Flow Statement”). “Excess Cash Flow” shall mean Gross Revenue actually collected during the immediately preceding month minus the following: (a) expenses of operation of the Property actually paid (or Tax Funds deposited with Senior Lender under the Senior Loan Agreement) during the immediately preceding month as permitted under Section 5.3(f) below after payment of (b) the monthly Senior Loan debt service as currently set forth in the Senior Loan Documents, (c) the monthly Loan Interest payment as currently set forth in the Loan Documents, (d) capital expenses set forth in the Approved Forbearance Period Budget (as defined below), (e) leasing commissions and tenant improvements costs in connection with the Property under an Approved Forbearance Period Lease, and (r) the one time payment of the Reserves. For the purpose of clarity, (i) in no event shall any “Operating Expense” be double counted when calculating Excess Cash Flow, and (ii) in no event shall default rate interest or late charges be included in either the monthly Senior Loan debt service or the monthly Loan Interest payment.

(c)	Distributions. Notwithstanding anything to the contrary contained in the Loan Documents, including but not limited to Section 6.30.2 of the Loan Agreement, Borrower shall not make any distributions to any of its members, partners or shareholders.

(d)	Reserves. Only with Lender’s consent, such consent not to be unreasonably withheld, Borrower shall cause Real Estate Owner to use the Reserves for the payment of capital expenses, leasing commissions, and tenant improvements costs in connection with the Property which are not otherwise paid first from Gross Revenue as authorized pursuant to Section 5.3(b) above, including, without limitation, capital costs, leasing commissions, and tenant improvement costs accrued but unpaid as of the date hereof.

(e)	Lockbox. Subject to the terms contained herein and the rights of the Senior Lender pursuant to the Senior Loan Documents, and until the Mezzanine Loan is paid in full, Borrower agrees, at Borrower’s sole cost and expense, upon written notice from Lender to cooperate with Lender in establishing a lockbox account pursuant to a lockbox agreement, such agreement to be in form and substance satisfactory to Lender, in Lender’s sole discretion consistent, with the terms contained in this Agreement. Any such lockbox agreement shall provide, among other things, that so long as no Event of Default has occurred and is continuing (other than the Existing Defaults) all Gross Revenue generated on and after the first day of the first full month after five (5) days’ written notice from Lender will be deposited into a lockbox account controlled by or on behalf of Lender, and that Lender will apply Gross Revenue to (a) the monthly Senior Loan debt service as currently set forth in the Senior Loan Documents, and (b) the monthly Loan Interest payment as currently set forth in the Loan Documents, and thereafter shall either (x) release funds from Gross Revenues to Borrower on or before the fifth (5th) day of each month with which to pay expenses of operation of the Property (including capital expenses, leasing commissions and tenant improvements costs) in accordance with Section 5.3(f), or (y) pay directly from Gross Revenues expenses of operation of the Property (including capital expenses, leasing commissions and tenant improvements costs) in accordance with Section 5.3(f). For any period during which a lockbox is in effect, Lender shall deliver to Borrower a monthly statement of Excess Cash Flow attributable to the immediately preceding month on or before the fifteenth (15th) day of the month. Borrower agrees that the lockbox and all sub-accounts thereto shall be pledged to Lender as additional collateral for the Loan, subject to the rights of the Senior Lender. Borrower agrees to cooperate with Lender in establishing such a lockbox account and to execute and deliver such other documents as Lender may reasonably require in connection therewith, all at the sole cost and expense of Borrower.

(f)	Approved Forbearance Period Budget. Lender is in receipt of and has approved the budget for the Property for the Forbearance Period attached hereto as Schedule 5.3(f) (the “Approved Forbearance Period Budget”), which budget shall supersede any annual budget for the Property for the 2009 fiscal year previously approved by Lender. Borrower and Real Estate Owner shall pay any expense, including Operating Expenses, out of Gross Revenue: (i) as permitted herein, (ii) as generally set forth in the Approved Forbearance Period Budget, (iii) utility and insurance expenses, whether or not in excess of the Approved Forbearance Period Budget, (iv) with respect to controllable Operating Expenses, within the greater of three percent (3%) of the applicable line item in the Approved Forbearance Period Budget or $3,000.00, (v) emergency repairs of any amount, so long as the nature of such repairs is reported in writing to Lender within five (5) days of the occurrence giving rise to the need for such repairs, or (vi) if not otherwise permitted under subparagraphs (i) through (v) above, as consented to by Lender, such consent not to be unreasonably withheld and to be deemed given if Lender has neither provided nor denied its consent to the proposed expenditure within three (3) Business Days after the date of Borrower’s request for consent.

(g)	Extension Options. All of Borrower’s extension options set forth in Section 2 of the Note are null, void and of no further force and effect.

(h)	Exit Fees. Notwithstanding anything to the contrary contained in the Loan Documents, including but not limited to Section 8 of the Note, Borrower shall pay to Lender the Exit Fee in connection with any payment of the outstanding principal amount of the Loan Balance (whether on the Expiration Date, the Termination Date, or earlier); provided, however, no Exit Fee shall be applicable to any prepayment of the Loan Balance resulting from Lender’s application of Excess Cash Flow, if any, to the Loan Balance.

(i)	Senior Loan Extension Option.

a) The parties hereto acknowledge and agree that it is likely to be desirable to give the notice to extend the terms of the Senior Loan in accordance with the Senior Loan Agreement (the “Extension Notice”). In the event the Borrower or Real Estate Owner elects to provide the Extension Notice, the Guarantors and Borrower agree that the Extension Notice shall be given not less than fifteen (15) days prior to the last date on which the Extension Notice may be given under the Senior Loan Agreement and Borrower shall provide a simultaneous copy thereof to Lender. In the event Lender does not receive a copy of the Extension Notice as set forth in the prior sentence or if the Guarantors and/or Borrower notify Lender of the intent not to provide the Extension Notice, then if Lender desires to give the Extension Notice, it is hereby authorized to do so in its own name or in the name of Borrower and/or Real Estate Owner under an irrevocable power of attorney hereby granted which power is coupled with an interest. Borrower and Guarantors covenant to cooperate with Lender to provide all necessary documents and take all necessary actions required by Senior Lender to determine whether Real Estate Owner satisfies the Debt Service Coverage Ratio (as defined in the Senior Loan Agreement) in connection with such extension.

b) If the Extension Notice is given, none of the Guarantors, Borrower and/or Real Estate Owner may subsequently revoke the Extension Notice without the prior written consent of Lender in its sole and absolute discretion. On the other hand, if the Extension Notice is given and Lender determines in its sole and absolute discretion that the Extension Notice should be revoked, then upon request of Lender, Borrower and/or Real Estate Owner shall give notice of revocation not less than three (3) business days prior to the last date on which such notice of revocation may be given in each case under the Senior Loan Agreement and shall provide simultaneous copies thereof to Lender. In the event Lender does not receive a copy of the revocation notice as set forth in the prior sentence, then Lender is hereby authorized to give the revocation notice in its own name or in the name of Borrower and/or Real Estate Owner under irrevocable power of attorney hereby granted which power is coupled with an interest. In no event shall Borrower, any Guarantor or Real Estate Owner be liable for any fees or costs payable in connection with exercise of the extension option with respect to the Senior Loan unless Borrower, any Guarantor or Real Estate Owner has assented in writing to the exercise of such extension option which extension has not been revoked in accordance herewith and with the Senior Loan Documents.

5.4 Lender agrees as follows:

(a)	By its execution hereof, Lender hereby agrees that the payment of Excess Cash Flow pursuant to the terms of this Agreement and that certain Loan Modification Agreement entered into concurrently herewith by Senior Lender and Real Estate Owner shall not violate Borrower’s covenant pursuant to the terms of Section 6.29.9 of the Loan Agreement.

(b)	By its execution hereof, Lender hereby consents to the terms of that certain Second Amendment to Lease dated January 9, 2009, by and between Triple Net Properties Realty, Inc., as agent for Borrower, and Bury & Partners, Inc.

5.5 Consent to Subsequent Transfer by ERG Chase Tower, LP. Notwithstanding anything to the contrary in the Loan Documents, including, without limitation, any prohibitions or limitations on: transfer of interests in Real Estate Owner, modifications or amendments to the Tenancy-in-Common Agreement; changes in the identity of the sub-manager of the Property; and changes to the names of any of the Borrower Parties, Lender agrees that Borrower may modify the Tenancy-in-Common Agreement to grant to ERG Chase Tower, LP (“ERG Chase”) a right to require of NNN Chase Tower REO, LP, NNN OF8 Chase Tower REO, LP or NNN VF Chase Tower REO, LP (each, a “Chase Owner” and collectively, the “Chase Owners”) to purchase all of the interest of ERG Chase in and to the Property (the “Put Option”) by the giving of not less than thirty nor more than 60 days written notice to the Chase Owners (the “Option Notice”), with a copy to Lender. Upon receipt of the Option Notice, the Chase Owners shall (in such percentage interest as they may determine) acquire, and ERG Chase shall sell, all of the interest of ERG Chase in and to the Property, for $10.00, in a closing to occur effective as of April 30, 2010, so long as the conditions set forth the next paragraph have been met to Lender’s reasonable satisfaction.

Lender agrees that the transfer of the interest in the Property owned by ERG Chase pursuant to this Section 5.5 or the modified Tenancy-in-Common Agreement to one or more of the Chase Owners (the “ERG Transfer”) shall be a permitted transfer under the Loan Documents and may be transferred without Rating Agency Confirmation or any transfer fee; provided, however, that prior to such transfer the following conditions shall be met to Lender’s reasonable satisfaction: Lender shall be provided notice of such intended transfer as set forth above and Borrower will (a) reimburse Lender for its actual out-of-pocket costs in connection therewith, including legal fees, (b) execute such loan documentation reasonably required by Lender as a result of such intended transfer, including but not limited to assignment and pledge documents (collectively, the “Option Transfer Documents”), (c) deliver such corporate authority documentation as reasonably required by Lender, and (d) cause the Title Company to deliver to Lender a revised owner’s title insurance policy (or endorsement to the existing owner’s title insurance policy) and a revised UCC Title Policy (or endorsement to the existing UCC Title Policy) both in form and substance satisfactory to Lender, and (e) provide any authority and enforceability opinions of counsel as reasonably required by Lender.

In the event the preconditions set forth herein to the ERG Transfer have been satisfied to Lender’s satisfaction, Lender will release Andrew Pastor, Jeffrey S. Newberg, Kirk A. Rudy, Christopher T. Ellis, David L. Roche, and Arnold B. Miller (collectively, the “Endeavor Guarantors”) from any obligations arising from their Guaranty Agreement from and after the date of such transfer. For the purpose of clarity, the Endeavor Guarantors shall remain fully liable for all of their respective obligations under the Guaranty Agreement arising prior to the transfer date. The remaining Guarantors will re-affirm their Guaranty Agreements, notwithstanding the release by Lender of the Endeavor Guarantors.

Lender further agrees that notwithstanding anything to the contrary in the Loan Documents, at any time during the term of the Loan, ERG Chase, NNN-ERG Chase Tower GP I, LLC, ERG Chase Tower Limited I, LP, and NNN-ERG Chase Tower GP II, LLC may change their names as permitted under their internal governing documents and applicable law, with notice to, but without the necessity of obtaining the consent of Lender.

6. FORBEARANCE COVENANT.

6.1 Borrower and each Guarantor acknowledge and agree that Lender has the free and unrestricted right, at any time and from time to time, to exercise any and all Remedies attributable to the Existing Defaults; provided, however, that unless and until a Termination Event shall occur, Lender shall not, prior to June 30, 2010 (the “Expiration Date”), except as otherwise expressly provided in this Agreement, exercise any Remedies attributable to the Existing Defaults, including without limitation: (a) demand payment of the Debt related to the Loan (principal, interest or otherwise), (b) file any action or proceeding against Borrower or any Guarantor under or in connection with the Loan Agreement or any of the Loan Documents, or (c) rescind its approval of Triple Net Properties Realty, Inc. as manager of the Property and the management agreement and related sub-management agreement between manager and Endeavor Real Estate Management, Ltd. as sub-manager, or (d) foreclose upon or seek to foreclose upon any of the Security whether in a judicial or nonjudicial proceeding (the forbearance from such actions by Lender, subject to the terms and conditions of this Agreement, being herein referred to as the “Forbearance Covenant”). Borrower expressly acknowledges and agrees, however, that from and after the Expiration Date or such earlier date as a Termination Event may occur, Lender shall have the right, at any time and from time to time, to exercise any and all Remedies available to Lender against or with respect to Borrower or any Guarantor, and the Security to the same extent as Lender would be entitled if the Forbearance Covenant had never been part of this Agreement. Notwithstanding the foregoing, it is specifically understood and agreed that the Forbearance Covenant does not relate, extend, or apply in any manner to (i) any actions that Lender may take under the Loan Agreement, any of the Loan Documents, or at law or in equity to preserve and protect the Security and the interests of Lender therein including, without limiting the generality of the foregoing, (A) filing actions against or defending or intervening in actions brought by third parties or Borrower or any Guarantor relating to the Security or the interests of Lender therein, or (B) the sending of notices to any Persons concerning the existence of security interests or liens in favor of Lender concerning the Security or (ii) the exercise of any other Remedies of Lender, except as expressly provided in the Forbearance Covenant.

6.2 For purposes of this Agreement, each of the following shall constitute a “Termination Event”:

(a)	Any representation or warranty of Borrower or any Guarantor in this Agreement shall be or become untrue or inaccurate in any material respect, except to the extent that changes in the representations and warranties have been disclosed to Lender in writing by Borrower and Lender has approved such changes, as provided in Section 7.1.6 of the Loan Agreement.

(b)	An Event of Default (other than the Existing Defaults) shall exist or occur.

(c)	Borrower or any Guarantor shall breach, default under or fail fully to perform any of the covenants, agreements and obligations under this Agreement; provided, that failures to pay principal or interest shall be governed by Section 7.1.1 of the Loan Agreement, failure to pay or deposit any amount (other than principal or interest) shall be governed by Section 7.1.2 of the Loan Agreement, and other defaults hereunder shall be governed by Section 7.1.5 of the Loan Agreement.

Upon the occurrence of a Termination Event, the Forbearance Covenant and any and all other obligations of Lender pursuant to this Agreement shall immediately terminate and be without force or effect, in the same manner and to the same extent as if the same had never been included in this Agreement, and Lender shall immediately and without further notice be entitled to exercise any and all Remedies then available to Lender.

7. RELEASE.

Borrower and each Guarantor hereby fully and forever releases and discharges Lender and its predecessors, successors, assigns, members, managers, affiliates, directors, officers, employees, agents, attorneys, independent contractors and representatives (whether now or heretofore acting in such capacity or otherwise) (the “Releasees”), from any and all claims, demands, liabilities, obligations, actions, causes of action and suits at law or in equity, of whatsoever kind or nature (including any lender liability claims), whether known or unknown, discovered or undiscovered, matured or not matured, asserted or unasserted, which Borrower or any Guarantor heretofore had or asserted or now or hereafter has or may assert against any one or more of the Releasees, arising out of or in respect of any actions, conduct, circumstances or events on or prior to the date hereof in connection with the administration by Lender of the Loan, other than with respect to a breach of this Agreement. In furtherance and not in limitation of the provisions of the preceding sentence, Borrower and each Guarantor also agree not to sue or prosecute any action against any or all of the Releasees with respect to any of the matters contemplated within the scope of said sentence, and Borrower and each Guarantor agrees to hold each and all of the Releasees harmless in respect of any suit or prosecution by Borrower or any Guarantor in contravention of the provisions of this sentence.

8. NO FURTHER OBLIGATIONS.

Borrower and each Guarantor acknowledge and agree that (a) Lender has not agreed to, and Lender has no obligation whatsoever to discuss, negotiate or to agree to, any restructuring of the Obligations, or any modification, amendment, restructuring or restatement of the Loan Agreement or the Loan Documents, or to forbear from exercising its Remedies, except as expressly provided in this Agreement, (b) if there are any future discussions among Lender, Borrower and/or Guarantors concerning any such modification, amendment, restructuring, restatement or forbearance, that no modification, amendment, restructuring, restatement, forbearance, compromise, settlement, agreement or understanding with respect to the Obligations, or the Loan Agreement or the Loan Documents or any term, provision or aspect thereof, shall constitute a legally binding agreement or contract or have any force or effect whatsoever unless and until reduced to writing and signed by authorized representatives of all parties, and that none of the parties hereto shall assert or claim in any legal proceedings or otherwise that any such agreement exists except in accordance with the terms of this Agreement; and (c) neither the execution and delivery of this Agreement, nor the execution and delivery of any prior forbearance agreements nor any combination thereof, has established nor shall any or all of such instruments be deemed to have established any course of dealing between the parties hereto or obligation or agreement of any nature whatsoever on the part of Lender with respect to any future or further extension, if any, of the Expiration Date or any future or further forbearance, if any, by Lender from the exercise of Remedies.

9. CONSTRUCTION OF AGREEMENT.

Each party hereto acknowledges that it has participated in the negotiation of this Agreement and no provision of this Agreement shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured, dictated or drafted such provision; Borrower and Guarantors acknowledge and agree that they have each at all times had access to an attorney in the negotiation of the terms of and in the preparation and execution of this Agreement and have had the opportunity to review and analyze this Agreement for a sufficient period of time prior to the execution and delivery of this Agreement; Borrower, Lender and Guarantors further acknowledge and agree that no representations, warranties, covenants or agreements have been made by or on behalf of Lender, or relied upon by Borrower or Guarantors pertaining to the subject matter of this Agreement, other than those that are set forth in this Agreement, and that all of the terms of this Agreement were negotiated at arm’s-length, and that this Agreement was prepared and executed without fraud, duress, undue influence or coercion of any kind exerted by any of the parties upon the others, and that the execution and delivery of this Agreement is the free and voluntary act of Borrower, Lender and each Guarantor.

10. MISCELLANEOUS.

10.1 Except as expressly set forth herein, the covenants, acknowledgments, representations, warranties, waivers, releases, agreements and obligations of the parties hereto shall survive the consummation of the transactions contemplated by this Agreement.

10.2 Whenever in this Agreement any party is named or referred to, the successors, successors-in-title and assigns of such party shall be included, and all covenants and agreements contained in this Agreement shall bind and inure to the benefit of their respective successors, successors-in-title and assigns, whether so expressed or not.

10.3 This Agreement shall be construed and enforced in accordance with and governed by all of the provisions of the Code and by the other internal laws (as opposed to conflicts of law provisions) of the State of Texas.

10.4 Titles or captions of paragraphs hereof are for convenience only and neither limit nor amplify the provisions hereof.

10.5 Time is of the essence of this Agreement.

10.6 This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument. This Agreement may be executed by signature delivered by facsimile transmission or email scan. This Agreement shall not be recorded.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto, by and through their duly authorized officers, have executed this Agreement under seal as of the day and year first above written.

LENDER:
TRANSWESTERN MEZZANINE REALTY PARTNERS II, LLC, a Delaware limited liability company By: /s/ Mark K. Witt Name: Mark K. Witt Its: Managing Director
BORROWER:
NNN CHASE TOWER, LLC,
a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
formerly known as Triple Net
Properties, LLC, a Virginia limited
liability company, its Vice President
By: /s/ Michael J. Rispoli
Name: Michael J. Rispoli
Its: Chief Financial Officer
NNN CHASE TOWER MEMBER, LLC,
a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
formerly known as Triple Net
Properties, LLC, a Virginia limited
liability company, its Vice President
By: /s/ Michael J. Rispoli
Name: Michael J. Rispoli
Its: Chief Financial Officer

NNN OF 8 CHASE TOWER, LLC,
a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
formerly known as Triple Net
Properties, LLC, a Virginia limited
liability company, its Vice President
By: /s/ Michael J. Rispoli
Name: Michael J. Rispoli
Its: Chief Financial Officer
NNN OF 8 CHASE TOWER MEMBER, LLC,
a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
formerly known as Triple Net
Properties, LLC, a Virginia limited
liability company, its Vice President
By: /s/ Michael J. Rispoli
Name: Michael J. Rispoli
Its: Chief Financial Officer

[ADDITIONAL SIGNATURE PAGE FOLLOWS]

BORROWER (continued):

NNN-ERG CHASE TOWER GP I, LLC,	ERG CHASE TOWER LIMITED I, LP,
a Delaware limited liability company By: /s/ Bryce Miller Name: Bryce Miller Its: Executive Vice President	a Texas limited partnership By: NNN-ERG Chase Tower GP II, LLC, a Delaware limited liability company, its general partner By: /s/ Bryce Miller Name: Bryce Miller Its: Executive Vice President
NNN VF CHASE TOWER, LLC,
a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
formerly known as Triple Net
Properties, LLC, a Virginia limited
liability company, its Vice President
By: /s/ Michael J. Rispoli
Name: Michael J. Rispoli
Its: Chief Financial Officer
NNN VF CHASE TOWER MEMBER, LLC,
a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
formerly known as Triple Net
Properties, LLC, a Virginia limited
liability company, its Vice President
By: /s/ Michael J. Rispoli
Name: Michael J. Rispoli
Its: Chief Financial Officer

[ADDITIONAL SIGNATURE PAGE FOLLOWS]

GUARANTORS:
GRUBB & ELLIS REALTY INVESTORS, LLC,
formerly known as Triple Net Properties,
LLC, a Virginia limited liability company
By: /s/ Michael J. Rispoli
Name: Michael J. Rispoli
Its: Chief Financial Officer
NNN OPPORTUNITY FUNDS VIII, LLC,
a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
formerly known as Triple Net
Properties, LLC, a Virginia limited
liability company, its Manager
By: /s/ Michael J. Rispoli
Name: Michael J. Rispoli
Its: Chief Financial Officer
NNN 2003 VALUE FUND, LLC,
a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
formerly known as Triple Net Properties, LLC,
a Virginia limited liability company,
its Manager
By: /s/ Michael J. Rispoli
Name: Michael J. Rispoli
Its: Chief Financial Officer

/s/ Andrew Pastor
Andrew Pastor

/s/ Jeffrey S. Newberg
Jeffrey S. Newberg

/s/ Kirk A. Rudy
Kirk A. Rudy

/s/ Christopher T. Ellis
Christopher T. Ellis

/s/ David L. Roche
David L. Roche

/s/ Arnold B. Miller
Arnold B. Miller

STATE OF ILLINOIS COUNTY OF COOK	§ §	§

BEFORE ME, the undersigned authority, on this day personally appeared Mark K. Witt, a Managing Director of TRANSWESTERN MEZZANINE REALTY PARTNERS II, LLC, a Delaware limited liability company, on behalf of said limited liability company.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this 17th day of July, 2009.

My Commission Expires:	/s/ Lorraine Heart Notary Public in and for the State of Illinois
03/03/2013	Lorraine Heart Printed Name of Notary

THE STATE OF CALIFORNIA COUNTY OF ORANGE	§ § §

The foregoing instrument was executed and acknowledged before me on this the 17th day of July, 2009, by Michael J. Rispoli, Chief Financial Officer of Grubb & Ellis Realty Investors, LLC f/k/a Triple Net Properties, LLC, a Virginia limited liability company, Vice President of NNN CHASE TOWER, LLC, a Delaware limited liability company, the general partner of NNN CHASE TOWER REO, LP, a Texas limited partnership, on behalf of said companies and said limited partnership.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this 17th day of July, 2009.

My Commission Expires:		/s/ P.C. Han Notary Public in and for the State of California
June 25, 2011		P.C. Han Printed Name of Notary
THE STATE OF CALIFORNIA COUNTY OF ORANGE	§ § §

The foregoing instrument was executed and acknowledged before me on this the 17th day of July, 2009, by Michael J. Rispoli, Chief Financial Officer of Grubb & Ellis Realty Investors, LLC f/k/a Triple Net Properties, LLC, a Virginia limited liability company, Vice President of NNN CHASE TOWER, LLC, a Delaware limited liability company, the general partner of NNN CHASE TOWER REO, LP, a Texas limited partnership, on behalf of said companies and said limited partnership.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this 17th day of July, 2009.

My Commission Expires:	/s/ P.C. Han Notary Public in and for the State of California
June 25, 2011	P.C. Han Printed Name of Notary

THE STATE OF CALIFORNIA	§
§
COUNTY OF ORANGE	§

The foregoing instrument was executed and acknowledged before me on this the 17th day of July, 2009, by Michael J. Rispoli, Chief Financial Officer of Grubb & Ellis Realty
Investors, LLC f/k/a Triple Net Properties, LLC, a Virginia limited liability company, Vice
President of NNN CHASE TOWER, LLC, a Delaware limited liability company, the general partner of NNN
CHASE TOWER REO, LP, a Texas limited partnership, on behalf of said companies and said limited partnership.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this 17th day of July, 2009.

My Commission Expires:		/s/ P.C. Han Notary Public in and for the State of California
June 25, 2011		P.C. Han Printed Name of Notary
THE STATE OF CALIFORNIA COUNTY OF ORANGE	§ § §

The foregoing instrument was executed and acknowledged before me on this the 17th day of July, 2009, by Michael J. Rispoli, Chief Financial Officer of Grubb & Ellis Realty Investors, LLC f/k/a Triple Net Properties, LLC, a Virginia limited liability company, Vice President of NNN CHASE TOWER, LLC, a Delaware limited liability company, the general partner of NNN CHASE TOWER REO, LP, a Texas limited partnership, on behalf of said companies and said limited partnership.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this 17th day of July, 2009.

My Commission Expires:		/s/ P.C. Han Notary Public in and for the State of California
June 25, 2011		P.C. Han Printed Name of Notary
THE STATE OF TEXAS COUNTY OF TRAVIS	§ § §

The foregoing instrument was executed and acknowledged before me on this the 17th day of July, 2009, by Bryce Miller, Executive Vice President of NNN-ERG CHASE TOWER GP I, LLC, a Delaware limited liability company, on behalf of said limited liability company.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this 17th day of July, 2009.

My Commission Expires:		/s/ Steven J. Harvey Notary Public in and for the State of Texas
08/24/2011		Steven J Harvey Printed Name of Notary
THE STATE OF TEXAS COUNTY OF TRAVIS	§ § §

The foregoing instrument was executed and acknowledged before me on this the 17th day of July, 2009, by Bryce Miller, Executive Vice President of NNN-ERG CHASE TOWER GP I, LLC, a Delaware limited liability company, on behalf of said limited liability company.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this 17th day of July, 2009.

My Commission Expires:		/s/ Steven J. Harvey Notary Public in and for the State of Texas
08/24/2011		Steven J Harvey Printed Name of Notary
THE STATE OF CALIFORNIA COUNTY OF ORANGE	§ § §

The foregoing instrument was executed and acknowledged before me on this the 17th day of July, 2009, by Michael J. Rispoli, Chief Financial Officer of Grubb & Ellis Realty Investors, LLC f/k/a Triple Net Properties, LLC, a Virginia limited liability company, Vice President of NNN CHASE TOWER, LLC, a Delaware limited liability company, the general partner of NNN CHASE TOWER REO, LP, a Texas limited partnership, on behalf of said companies and said limited partnership.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this 17th day of July, 2009.

My Commission Expires:		/s/ P.C. Han Notary Public in and for the State of California
June 25, 2011		P.C. Han Printed Name of Notary
THE STATE OF CALIFORNIA COUNTY OF ORANGE	§ § §

The foregoing instrument was executed and acknowledged before me on this the 17th day of July, 2009, by Michael J. Rispoli, Chief Financial Officer of Grubb & Ellis Realty Investors, LLC f/k/a Triple Net Properties, LLC, a Virginia limited liability company, Vice President of NNN CHASE TOWER, LLC, a Delaware limited liability company, the general partner of NNN CHASE TOWER REO, LP, a Texas limited partnership, on behalf of said companies and said limited partnership.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this 17th day of July, 2009.

My Commission Expires:		/s/ P.C. Han Notary Public in and for the State of California
June 25, 2011		P.C. Han Printed Name of Notary
THE STATE OF CALIFORNIA COUNTY OF ORANGE	§ § §

The foregoing instrument was executed and acknowledged before me on this the 17th day of July, 2009, by Michael J. Rispoli, Chief Financial Officer of Grubb & Ellis Realty Investors, LLC f/k/a Triple Net Properties, LLC, a Virginia limited liability company, Vice President of NNN CHASE TOWER, LLC, a Delaware limited liability company, the general partner of NNN CHASE TOWER REO, LP, a Texas limited partnership, on behalf of said companies and said limited partnership.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this 17th day of July, 2009.

My Commission Expires:		/s/ P.C. Han Notary Public in and for the State of California
June 25, 2011		P.C. Han Printed Name of Notary
THE STATE OF CALIFORNIA COUNTY OF ORANGE	§ § §

The foregoing instrument was executed and acknowledged before me on this the 17th day of July, 2009, by Michael J. Rispoli, Chief Financial Officer of Grubb & Ellis Realty Investors, LLC f/k/a Triple Net Properties, LLC, a Virginia limited liability company, Vice President of NNN CHASE TOWER, LLC, a Delaware limited liability company, the general partner of NNN CHASE TOWER REO, LP, a Texas limited partnership, on behalf of said companies and said limited partnership.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this 17th day of July, 2009.

My Commission Expires:		/s/ P.C. Han Notary Public in and for the State of California
June 25, 2011		P.C. Han Printed Name of Notary
THE STATE OF TEXAS COUNTY OF TRAVIS	§ § §

The foregoing instrument was executed and acknowledged before me on this the 17th day of July, 2009, by ANDREW PASTOR.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this 17th day of July, 2009.

My Commission Expires:		/s/ Steven J. Harvey Notary Public in and for the State of Texas
08/24/2011		Steven J Harvey Printed Name of Notary
THE STATE OF TEXAS COUNTY OF TRAVIS	§ § §

The foregoing instrument was executed and acknowledged before me on this the 17th day of July, 2009, by JEFFREY S. NEWBERG.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this 17th day of July, 2009.

My Commission Expires:		/s/ Steven J. Harvey Notary Public in and for the State of Texas
08/24/2011		Steven J Harvey Printed Name of Notary
THE STATE OF TEXAS COUNTY OF TRAVIS	§ § §

The foregoing instrument was executed and acknowledged before me on this the 20th day of July, 2009, by KIRK A. RUDY.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this 20th day of July, 2009.

My Commission Expires:		/s/ Steven J. Harvey Notary Public in and for the State of Texas
08/24/2011		Steven J Harvey Printed Name of Notary
THE STATE OF TEXAS COUNTY OF TRAVIS	§ § §

The foregoing instrument was executed and acknowledged before me on this the 22nd day of July, 2009, by CHRISTOPHER T. ELLIS.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this 22nd day of July, 2009.

My Commission Expires:		/s/ Steven J. Harvey Notary Public in and for the State of Texas
08/24/2011		Steven J Harvey Printed Name of Notary
THE STATE OF TEXAS COUNTY OF TRAVIS	§ § §

The foregoing instrument was executed and acknowledged before me on this the 17th day of July, 2009, by DAVID L. ROCHE.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this 17th day of July, 2009.

My Commission Expires:		/s/ Steven J. Harvey Notary Public in and for the State of Texas
08/24/2011		Steven J Harvey Printed Name of Notary
THE STATE OF TEXAS COUNTY OF TRAVIS	§ § §

The foregoing instrument was executed and acknowledged before me on this the 17th day of July, 2009, by ARNOLD B. MILLER.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this 17th day of July, 2009.

My Commission Expires:		/s/ Steven J. Harvey Notary Public in and for the State of Texas
08/24/2011		Steven J Harvey Printed Name of Notary
THE STATE OF CALIFORNIA COUNTY OF ORANGE	§ § §

The foregoing instrument was executed and acknowledged before me on this the 17th day of July, 2009, by Michael J. Rispoli, Chief Financial Officer of Grubb & Ellis Realty Investors, LLC f/k/a Triple Net Properties, LLC, a Virginia limited liability company, Vice President of NNN CHASE TOWER, LLC, a Delaware limited liability company, the general partner of NNN CHASE TOWER REO, LP, a Texas limited partnership, on behalf of said companies and said limited partnership.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this 17th day of July, 2009.

My Commission Expires:	/s/ P.C. Han Notary Public in and for the State of California
June 25, 2011	P.C. Han Printed Name of Notary

SCHEDULE 4.11
Senior Loan Reserves

Reserve:	Available Amount:
Debt Service Subfacility	$0
Leasing Costs Subfacility	$0
Contingency Subfacility	$0
Leasing and Improvements Reserve	$0
Required Repair Funds	$0
Tax Funds	$1,401,738.16
Lease Termination Rollover Funds	$0

SCHEDULE 4.12
Security Deposits
Attached

SCHEDULE 5.3(f)
Approved Forbearance Period Budget
Attached